                                                                   EXHIBIT 10.55

                                     FORM OF
                               WMS INDUSTRIES INC.
                           RESTRICTED STOCK AGREEMENT

WHEREAS, the Compensation Committee of WMS Industries Inc., a Delaware corporation (the "Company") have determined that [Executive Officer] should be compensated to recognize her contribution to the Company during the Company's reemergence.

The Company hereby grants to [Executive Officer] (the "Grantee", also referred to herein as "you") shares of its common stock, $.50 par value, (the "Stock") pursuant to the attached Agreement and the Treasury Share Bonus Plan (the "Plan").

Grant Date: May 10, 2004

Grantee's Social Security Number: [******]

Number of Shares of Stock Covered by Grant: [Shares]

BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT.

Grantee:     ________________________________________________
                                (Signature)

Company:     By: _____________________________________________
             Name: Brian R. Gamache
             Title: Chief Executive Officer

Attachment

This is not a stock certificate or a negotiable instrument.

                              WMS INDUSTRIES, INC.
                           RESTRICTED STOCK AGREEMENT

RESTRICTED STOCK/NONTRANSFERABILITY. This grant is an award of Stock in the number of shares set forth on the cover sheet and subject to the vesting conditions described below and the Plan ("Restricted Stock"). To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process.

ISSUANCE AND VESTING. The Company will issue your Restricted Stock in your name as of the Grant Date. Your right to the Stock under this Restricted Stock grant vests as to 100% of the total number of shares covered by this grant, as shown on the cover sheet, on May 10, 2005; provided that you remain continuously employed with the Company throughout the vesting period.

Notwithstanding the preceding paragraph your right to the Stock under this Restricted Stock grant shall immediately vest as to 100% of the total number of shares covered by this grant upon the occurrence of either:

            - your termination of Service due to your death or permanent and total disability, or your involuntary termination of Service other than by reason of your willful refusal to perform your duties; or

            - a "Change of Control" of the Company prior to your termination of Service. For purposes of this Agreement, Change of Control means, if, at any time prior to the vesting of the Restricted Stock, (i) the individuals who presently constitute the Board of Directors of the Company, or who have been recommended for election to the Board by two-thirds of the Board consisting of individuals who are either presently on the Board or such recommended successors cease for any reason to constitute at least a majority of such Board, or (ii) any person or entity or group of affiliated persons or entities who are not the owners of at least 15% of the outstanding shares of voting securities of the Company on the date hereof, acquiring more than 25% of the outstanding shares of the Company's voting securities.

      You will return the certificate representing the Restricted Stock, and the Restricted Stock shall be deemed no longer outstanding, to the extent the Restricted Stock does not become vested in accordance with the foregoing provisions.

SECTION 83(b) ELECTION. Under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the purchase price, if any, paid for the shares of Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. You may elect to be taxed at the time the shares are acquired rather than when such shares cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of purchase) as the forfeiture restrictions lapse.

SHAREHOLDER RIGHTS. You have the right to vote the Stock and to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Stock and subject to the same conditions and restrictions applicable thereto.

ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of shares covered by this grant shall be adjusted (and rounded down to the nearest whole number).

COMPLIANCE WITH LAW. The issuance of this Stock shall be subject to compliance with the rules and policies of the New York Stock Exchange. The shares of Stock have not been registered under the Securities Act of 1933 as amended (the "Act"), may be "restricted securities" as defined in Rule 144 promulgated under the Act, and may not be sold or otherwise disposed of except in compliance with applicable provisions of the Act. At your request, the Company will, at its expense, cause such shares to be duly and promptly registered for resale by you under the Act after vesting of such shares; provided that you will have the right to request one demand registration and unlimited "piggyback" registrations.

LEGENDS. All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends: "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE." "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION'S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED."

NON-RAIDING AND NON-COMPETE. You agree that during the Term hereof and, (i) in the event you voluntarily terminates your employment or the Company terminates your employment for cause, prior to the expiration of one (1) year following such termination of your employment, or (ii) in the event you are terminated for reasons other than for cause, then for such period (not to exceed one (1) year) as the Company continues to pay your base salary to you, you will not without the Company's prior written consent, directly or indirectly own, manage, operate, join, control, participate in, perform any services for, invest in, or otherwise be connected with, in any manner, whether as an officer, director, employee, consultant, partner, investor or otherwise, any business entity which is engaged in the design, manufacture and/or sale of any gaming devices or any business entity which is engaged in any other business in which the Company or any of its affiliates is engaged. Nothing herein contained shall be deemed to prohibit you from investing his funds in securities of a company if the securities of such company are listed for trading on a national stock exchange or traded in the over-the-counter market and your holdings therein represent less than five (5) percent of the total number of shares or principal amount of other securities of such company outstanding.

You agree that you will not, during the Term hereof or prior to the expiration of one (1) year following the termination of the your employment for any reason, without the written consent of the Company, directly or indirectly, by action alone or in concert with others, induce or influence, or seek to induce or influence any person who is engaged by the Company or any of its affiliates as an employee, agent, independent contractor or otherwise, to terminate his employment or engagement, nor shall you, directly or indirectly, through any other person, firm or Company, employ or engage, or solicit for employment or engagement, or advise or recommend to any other person or entity that such person or entity employ or engage or solicit for employment or engagement, any person or entity employed or engaged by the Company.

                                    EXHIBIT A

                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

      1.    The name, address and social security number of the undersigned:

      Name: ___________________________________________________
      Address:  _______________________________________________
      _________________________________________________________
      Social Security No.  ____________________________________

      2. Description of property with respect to which the election is being made:

      _____________ shares of common stock, par value $.50 per share, WMS Industries, Inc., a Delaware corporation, (the "Company").

      3. The date on which the property was transferred is ____________ __, 2004.

      4.    The taxable year to which this election relates is calendar year
2004.

      5.    Nature of restrictions to which the property is subject:

The shares of stock are subject to the provisions of a Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

      6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

      7.    The amount paid by taxpayer for the property was $__________.

      8.    A copy of this statement has been furnished to the Company.

Dated: _____________, 2004

                                               _________________________________
                                               Taxpayer's Signature

                                               _________________________________
                                               Taxpayer's Printed Name

                         PROCEDURES FOR MAKING ELECTION
                    UNDER INTERNAL REVENUE CODE SECTION 83(b)

The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:

            1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Stock.

            2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

            3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE STOCK IS TRANSFERRED TO YOU.

                           Schedule of Omitted Details

  Executive Officer        Shares
---------------------      ------
Brian R. Gamache           12,312
Orrin J. Edidin             7,500
Scott D. Schweinfurth       7,500
Seamus McGill               5,000
Kathleen J. McJohn          2,500
Robert R. Rogowski          2,500